UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2005

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)
001-31305	22-3802649

(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 8.01.	Other Event.

          On June 30, 2005, Foster Wheeler Ltd. issued a press release announcing the launch of an exchange offer for all outstanding shares of its 9.00% Trust Preferred Securities. Under the terms of the offer, the Company is offering to exchange 2.16 of its common shares for each Trust Preferred Security. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release, dated June 30, 2005, issued by Foster Wheeler Ltd.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: June 30, 2005	By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated June 30, 2005, issued by Foster Wheeler Ltd.